UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 23, 2004

                            CIGNA HIGH INCOME SHARES
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             (Exact name of registrant as specified in its charter)

        Massachusetts                811-5495                04-2999956
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    (State or other juris-          (Commission            (IRS Employer
   diction of incorporation)        File Number)         Identification No.)

3 Newton Executive Park, Suite 200  Newton, MA                02462
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (860) 757-7276
                                                      -------------

                  ___________________N/A______________________
          (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.
TimesSquare Capital Management, Inc. (TimesSquare), the investment adviser to CIGNA High Income Shares (the Fund), has decided to exit the business of managing investment companies. On November 23, 2004, the Board of Trustees of the Fund selected BlackRock Advisors, Inc. (BlackRock Advisors) to replace TimesSquare as the investment adviser to the Fund, and voted to nominate the directors of the BlackRock closed-end funds for election as trustees of the Fund, subject to shareholder approval.

The Fund expects that it will hold a shareholder meeting in the first quarter of 2005 to seek approval of BlackRock Advisors as the adviser to the Fund, as well as to elect new trustees.

Until shareholders approve BlackRock Advisors as the Fund's investment adviser, TimesSquare will continue to serve as the Fund's adviser and Shenkman Capital Management, Inc. will continue to serve as the Fund's sub-adviser with responsibility for management of the Fund's portfolio.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                               CIGNA HIGH INCOME SHARES
                                               ------------------------
                                                     Registrant

Date:  November 23, 2004                       By:  /s/ Jeffrey S. Winer
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                                                    Jeffrey S. Winer
                                                    Vice President and Secretary